UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED  July 5, 2012

PORTUS HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54403	45-1283820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

110 East Broward Blvd.

Suite 1700

Fort Lauderdale, FL 33301

(Address of Principal Executive Offices)

954-778-8211

(Issuer Telephone Number)

SOLIDO VENTURES, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5.  Corporate Governance and Management

Item 5.03  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.  Changes in Registrant’s Certifying Accountant.

(b)      Change in Fiscal Year end.

On July 5, 2012 the Company’s Board of Directors together with the unanimous written consent of the shareholders chose to change its fiscal year end from March 31 to December 31. Management believes that such a change will facilitate ongoing reporting requirements.

The Company will update all filings to reflect this change.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2012

Portus Holdings Inc.
By:	/s/George Dale Murray, II
George Dale Murray, II
Chief Executive Officer